SCUDDER
                                                                     INVESTMENTS

Supplement to the currently effective Prospectus of

Scudder International Research Fund

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On February 4, 2002, the Board of Scudder International Research Fund approved the cessation of operations of the Fund, subject to approval by a majority vote of shareholders of the Fund. A Special Meeting of shareholders of the Fund is scheduled for March 28, 2002 and shareholders will be given the opportunity to vote at that time. In connection with the Special Meeting, the Fund will deliver to its shareholders a Proxy Statement describing in detail the proposal to terminate the operations of the Fund (the "Proposal").

If the Proposal is approved by shareholders at the Special Meeting, it is expected that the Fund will cease its operations on or about May 17, 2002 (the "Closing Date"). In the event that shareholders of the Fund fail to approve the Proposal, the Fund will continue to operate and the Fund's Board may resubmit the Proposal for shareholder approval or consider other proposals.

In conjunction with approving the cessation of operations of the Fund, the Board of the Fund further approved closing the Fund to new investments effective as of the close of business on February 5, 2002.

Qualified defined contribution retirement plans (i.e. 401(k) plans, profit sharing plans and money purchase pension plans), 403(b) plans and 457 plans that already offer the Fund as an investment option may continue to make additional purchases in existing accounts through the Closing Date.




February 5, 2002